Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Summary of Property and equipment, net
Property and equipment, net consisted of the following:

	As of December 31,
	2020	2021	2021
	RMB	RMB	US$
Vehicles	27,599	27,599	4,332
Electronic equipment	5,829	2,558	401
Leasehold improvement	417	417	65
Furniture	307	333	52
Less: Accumulated depreciation	(10,762)	(15,993)	(2,510)

Total property and equipment, net	23,390	14,914	2,340